Exhibit 10.1

FIRST AMENDMENT TO THE
PREFERRED STOCK PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO THE PREFERRED STOCK PURCHASE AGREEMENT (this “Amendment”) is entered into as of July 19, 2016 by and among Eagle Bulk Shipping, Inc., a Republic of the Marshall Islands corporation (the “Company”), and the parties listed on Schedule 1 (each a “Purchaser” and collectively the “Purchasers”) of the Preferred Stock Purchase Agreement, dated as of May 26, 2016, by and among the Company and the Purchasers (the “Purchase Agreement”). Initially capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Purchase Agreement.

RECITALS

WHEREAS, the Company and the Purchasers entered into the Purchase Agreement on May 26, 2016;

WHEREAS, pursuant to Section 8.4 of the Purchase Agreement, the Company and each of the Purchasers desire to amend the Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.     Amendment to Section 7.1 of the Purchase Agreement. Effective as of the date hereof, Section 7.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 7.1     Termination. This Agreement may be terminated on a Purchaser-by-Purchaser basis (i) by mutual consent between the Company and such Purchaser evidenced in writing and (ii) by such Purchaser or the Company if the Closing does not occur on or before September 1, 2016, provided that the party seeking to terminate this Agreement pursuant to this Section 7.1 shall not have breached in any material respects its representations, warranties or covenants set forth in this Agreement.”

Section 2.     Confirmation and Effect. Except as set forth in Section 1 of this Amendment, the provisions of the Purchase Agreement shall remain unchanged and in full force and effect in accordance with its terms following the effectiveness of this Amendment. Each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

Section 3.     Miscellaneous.

(A)

Complete Agreement. This Amendment and the Purchase Agreement (including all Exhibits and Schedules attached thereto), together, constitute the entire agreement of the Parties hereto with respect to the subject matter of this Amendment and the Purchase Agreement and supersede all other prior negotiations, agreements and understandings, whether written or oral, among the Parties hereto with respect to the subject matter of this Amendment and the Purchase Agreement.

(B)

Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Amendment, facsimile and .pdf signatures shall be deemed originals for all purposes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment, to be effective on the date first above written.

EAGLE BULK SHIPPING INC.

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

[Signature Page to Amendment]

OAKTREE VALUE OPPORTUNITIES FUND, L.P.

By: Oaktree Value Opportunities Fund GP, L.P., its General Partner

By: Oaktree Value Opportunities Fund GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Managing Director

	By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

Notice Information:		Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor Los Angeles, CA 90071

Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

[Signature Page to Amendment]

OAKTREE HUNTINGTON INVESTMENT FUND, L.P.

By: Oaktree Huntington Investment Fund GP, L.P., its General Partner

By: Oaktree Huntington Investment Fund GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Managing Director

	By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

Notice Information:		Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor Los Angeles, CA 90071

Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

[Signature Page to Amendment]

OAKTREE OPPORTUNITIES FUND VIIIB, L.P.

By: Oaktree Opportunities Fund VIIIb GP, L.P., its General Partner

By: Oaktree Opportunities Fund VIIIb GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Managing Director

	By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

Notice Information:		Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor Los Angeles, CA 90071

Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

 [Signature Page to Amendment]

OAKTREE OPPORTUNITIES FUND VIIIB (PARALLEL), L.P.

By: Oaktree Opportunities Fund VIIIb GP, L.P., its General Partner

By: Oaktree Opportunities Fund VIIIb GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Managing Director

	By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

Notice Information:		Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor Los Angeles, CA 90071

Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

[Signature Page to Amendment]

OAKTREE OPPORTUNITIES IX, L.P.

By: Oaktree Opportunities Fund IX GP, L.P., its General Partner

By: Oaktree Opportunities Fund IX GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Managing Director

	By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

Notice Information:		Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor Los Angeles, CA 90071

Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

[Signature Page to Amendment]

OAKTREE OPPORTUNITIES FUND IX (PARALLEL), L.P.

By: Oaktree Opportunities Fund IX GP, L.P., its General Partner

By: Oaktree Opportunities Fund IX GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Managing Director

	By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

Notice Information:		Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor Los Angeles, CA 90071

Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

[Signature Page to Amendment]

OAKTREE OPPORTUNITIES FUND IX (PARALLEL 2), L.P.

By: Oaktree Opportunities Fund IX GP, L.P., its General Partner

By: Oaktree Opportunities Fund IX GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Managing Director

	By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

Notice Information:		Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor Los Angeles, CA 90071

Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

[Signature Page to Amendment]

NB DISTRESSED DEBT MASTER FUND LP

By: Neuberger Berman Investment Advisers LLC, as Investment Manager

	By:	/s/ Ravi Soni
Name: Ravi Soni
Title: Senior Vice President

Notice Information:		NB Distressed Debt Master Fund LP
c/o Neuberger Berman 190 S. La Salle St., Suite 2300 Chicago, IL 60603

Attn: Bank Loan Team Phone: (312) 325-7798 Fax: (214) 919-7320 Email: 12149197320@tls.ldsprod.com with a copy to: Email: FIBankLoanSettlements@nb.com

[Signature Page to Amendment]

NB DISTRESSED DEBT INVESTMENT FUND LIMITED

By: Neuberger Berman Investment Advisers LLC, as Investment Manager

	By:	/s/ Ravi Soni
Name: Ravi Soni
Title: Senior Vice President

Notice Information:		NB Distressed Debt Investment Fund Limited
c/o Neuberger Berman 190 S. La Salle St., Suite 2300 Chicago, IL 60603

Attn: Bank Loan Team Phone: (312) 325-7798 Fax: (201) 719-2191 Email: 12017192191@tls.ldsprod.com with a copy to: Email: FIBankLoanSettlements@nb.com

[Signature Page to Amendment]

GOLDENTREE 2004 TRUST

By: GoldenTree Asset Management, LP, its Investment Advisor

	By:	/s/ Karen Weber
Name: Karen Weber
Title: Director—Bank Debt

Notice Information:		GoldenTree 2004 Trust
300 Park Avenue, 21st Floor New York, NY 10022

Attn: Brian DaSilva Phone: (212) 847-3548 Fax: (212) 847-3429 Email: GTAMNOTICES@goldentree.com

[Signature Page to Amendment]

GT NM, L.P.

By: GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
Name: Karen Weber
Title: Director—Bank Debt

Notice Information:		GT NM, L.P.
300 Park Avenue, 21st Floor New York, NY 10022

Attn: Brian DaSilva Phone: (212) 847-3548 Fax: (212) 847-3429 Email: GTAMNOTICES@goldentree.com

[Signature Page to Amendment]

SAN BERNARDINO COUNTY EMPLOYEES' RETIREMENT ASSOCIATION

By: GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
Name: Karen Weber
Title: Director—Bank Debt

Notice Information:		San Bernardino County Employees’ Retirement Association
300 Park Avenue, 21st Floor New York, NY 10022

Attn: Brian DaSilva Phone: (212) 847-3548 Fax: (617) 310-5669 Email: GTAMNOTICES@goldentree.com

[Signature Page to Amendment]

LISA AND STEVEN TANANBAUM FAMILY FOUNDATION

	By:	/s/ Steven Tananbaum
Name: Steven Tananbaum
Title: Authorized Signatory

Notice Information:		Lisa and Steven Tananbaum Family Foundation
10 Loden Lane Purchase, NY 10577

Attn: Steven Tananbaum, Robin Statsky and Anastasia Athanasiou Fax: (212) 847-3559 Email: stananbaum@goldentree.com

[Signature Page to Amendment]

GARY S. VOGEL

/s/ Gary S. Vogel

Notice Information:	c/o Eagle Bulk Shipping Inc.
300 First Stamford Place Stamford, CT 06902

Phone: (303) 276-8100 Fax: (203) 276-8199 Email: gvogel@eagleships.com

[Signature Page to Amendment]

PAUL LEAND

/s/ Paul Leand

Notice Information:	Paul Leand
152 Stuyvesant Avenue
Rye, NY 10580

Phone: (917) 442-2300
Fax: (212) 208-4630
Email: pleand@amausa.com